UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 2, 2014
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
On December 2, 2014, EZCORP, Inc. issued a press release announcing its Annual Report on Form 10-K for fiscal year ended September 30, 2014 has been filed with the Securities and Exchange Commission.

During the completion of its fiscal year-end consolidation process and audit, certain unforeseen adjustments were made resulting in a change to the final financial statements for the fourth quarter and fiscal year 2014. For the fiscal fourth quarter and the fiscal year-end, the final net loss attributable to EZCORP was $87.8 million and $45.7 million respectively, both a $0.9 million improvement versus the unaudited financial statements presented in the company's earnings release on November 6, 2014. A copy of that press release is attached as Exhibit 99.1.

The information set forth under this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing made by EZCORP under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 — Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated December 2, 2014, announcing EZCORP, Inc.’s Annual Report on Form 10-K for fiscal year ended September 30, 2014 has been filed with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	December 2, 2014	By:	/s/ Mark Kuchenrither
Mark Kuchenrither
President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated December 2, 2014, announcing EZCORP, Inc.’s Annual Report on Form 10-K for fiscal year ended September 30, 2014 has been filed with the Securities and Exchange Commission.

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